UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 11, 2007

Capital One Funding, LLC

as Depositor on behalf of

Capital One Master Trust

(Exact name of registrant as specified in its charter)

Virginia	00–25762	54–2058720
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

Mail Stop: 12017-0500 140 East Shore Drive, Room 1071-B, Glen Allen, Virginia		23059
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code):

(804) 290-6959

(Former name or former address, if changed since last report):

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The November 2007 monthly Certificateholder’s Statements to investors were distributed December 11, 2007.

Item 9.01.	Exhibits

The following are filed as exhibits to this Report under Exhibit 20:

	20.1	November 2007 Performance Summary
	20.2	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of November 2007
	20.3	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of November 2007
	20.4	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of November 2007
	20.5	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of November 2007
	20.6	Performance Summary

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

CAPITAL ONE MASTER TRUST

	By:	CAPITAL ONE FUNDING, LLC, as Depositor

	By:	/s/ Pam Koch
Name: Pam Koch
Title: Vice President, Accounting

Date: December 11, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE FUNDING, LLC, as Depositor

CAPITAL ONE MASTER TRUST

CAPITAL ONE BANK

(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

Exhibit
Number	Exhibits

20.1	November 2007 Performance Summary

20.2	Series 1998-1 Class A and Class B Certificateholder’s
Statements for the month of November 2007

20.3	Series 2001-1 Class A and Class B Certificateholder’s
Statements for the month of November 2007

20.4	Series 2001-6 Class A and Class B Certificateholder’s
Statements for the month of November 2007

20.5	Series 2002-1Class A and Class B Certificateholder’s
Statements for the month of November 2007

20.6	Performance Summary